TOUCHSTONE FUNDS GROUP TRUST

Touchstone Mid Cap Value Fund
Touchstone Small Cap Value Fund

Supplement dated January 6, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") each dated January 30, 2021, as may be amended or supplemented from time to time

Notice of Change in Sub-Advisor

Touchstone Advisors, Inc. ("Touchstone"), the investment advisor to the Touchstone Mid Cap Value Fund and the Touchstone Small Cap Value Fund (each, a "Fund" and together, the "Funds"), has engaged LMCG Investments, LLC ("LMCG") to serve as sub-advisor to the Funds since 2009 and 2016, respectively. LMCG has notified Touchstone that the members of its U.S. value equity investment team, along with certain other senior leaders and support staff in operations, compliance, trading and distribution, are reorganizing (the “Transaction”) to form a new employee-owned asset management firm named Leeward Investments, LLC ("Leeward"). The members of LMCG’s U.S. value equity team who currently serve as portfolio managers and analysts for the Funds will depart LMCG to become employees of Leeward. The Transaction is expected to occur on or about January 31, 2022.

In order to maintain the continuity of the Funds’ portfolio management teams and as a result of the Transaction, Touchstone will recommend to the Board of Trustees (the “Board”) of Touchstone Funds Group Trust (the “Trust”) the replacement of LMCG, the current sub-advisor of the Funds, with Leeward, which is expected to take effect on or about February 1, 2022. Subject to Board approval of the change in sub-advisor, shareholders of each Fund will receive an Information Statement providing more information about the new sub-advisor within 90 days of Leeward assuming its responsibilities as sub-advisor to the Funds.

Subject to Board approval, effective on or about February 1, 2022, LMCG will no longer provide services to the Funds and all references to LMCG in the Prospectus, Summary Prospectus and SAI will be removed and replaced with Leeward. Leeward, located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108 is a new asset management firm and registered investment advisor, which was formed by acquiring a portion of LMCG’s business. As sub-advisor to the Funds, Leeward will continue to manage each Fund’s assets in accordance with their current investment strategies, subject to Board approval.

There are no changes to the Funds' investment strategies or investment risks associated with the change in sub-advisor. Messrs. R. Todd Vingers, CFA and Jay C. Willadsen, CFA currently serve as portfolio managers to the Touchstone Mid Cap Value Fund and Mr. Vingers also currently serves as portfolio manager to the Touchstone Small Cap Value Fund. Subject to approval by the Board, these portfolio managers will continue to manage the Funds as employees of Leeward, effective on or about February 1, 2022.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-56-TFGT-MCV-SCV-S1-2201